SUPPLEMENT DATED DECEMBER 13, 2018

TO THE PACIFIC FUNDS PROSPECTUS FOR

CLASS A, CLASS B, CLASS C, CLASS I, CLASS R AND ADVISOR CLASS SHARES

DATED AUGUST 1, 2018

This supplement revises the Pacific Funds Prospectus for Class A, Class B, Class C, Class I, Class R and Advisor Class Shares dated August 1, 2018, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. All changes described herein are effective after the close of business on March 22, 2019.  Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

AUTOMATIC CONVERSION OF CLASS R SHARES TO CLASS A SHARES

At a meeting held on December 12, 2018, for each series of Pacific Funds Series Trust (the “Trust”) that offers Class R shares (each a “Fund”), the Board of Trustees of the Trust approved the automatic conversion of the Fund’s Class R shares into Class A shares of the same Fund, and the concurrent termination of the Fund’s Class R shares. The conversion is expected to occur after the close of business on March 22, 2019 (the “Conversion Date”).

Class R shareholders will not pay any sales charge, fee or other charge in connection with the conversion.  Upon the conversion, the converted Class R shares will be subject to the net annual fund operating expenses charged to Class A shares, which are 0.25% lower than those of the Class R shares for the same Fund as a result of the lower distribution (12b-1) fees paid by Class A shares.  The expense limitation agreement that is in effect for Class A shares of each Fund (including the converted Class R shares), which provides for the expense limitations and their terms as described in the Prospectus, will be in place through July 31, 2023.  In addition, after the conversion, investors who held Class R shares will not be subject to a sales charge on Class A shares of each Fund if they make a subsequent purchase of Class A shares of any Fund of the Trust in the same account where such investors previously were able to purchase Class R shares.

At any time prior to the Conversion Date, Class R shareholders may redeem their Class R shares and receive the net asset value thereof, pursuant to the procedures set forth under “Redeeming Shares - Selling Shares” in the Prospectus.

The automatic conversion of each Fund’s Class R shares into Class A shares is not expected to be a taxable event for federal income tax purposes and should not result in the recognition of gain or loss by converting shareholders.  Shareholders should consult their own tax advisers with respect to the particular consequences to them of the conversion.

When the Class R shares have been converted, all references in the Funds’ registration statement (including the Prospectus and SAI) to Class R will be deleted.  No further notification regarding the conversion of Class R shares will be sent, unless circumstances change from those described above.

Overview of the Share Classes section

In addition, in the “Sales Charges – Waivers and Reductions (Class A Shares)” section, the third and fourth bullets in the “Waiver of the Class A Initial Sales Charges – Investors will not pay a Class A initial sales charge in the following circumstances” category are deleted and replaced as follows:

• When investors acquire Class A shares of a Fund as a result of an automatic conversion of their Investor Class shares or Class R shares of the same Fund into Class A shares;

• When investors make a subsequent purchase of Class A shares following the automatic conversion of their Investor Class shares or Class R shares to Class A shares in the same account where such investors previously were able to purchase Investor Class shares or Class R shares, respectively; and

Form No.   PFSUP1218

SUPPLEMENT DATED DECEMBER 13, 2018

TO THE PACIFIC FUNDS

STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 1, 2018

This supplement revises the Pacific Funds Statement of Additional Information dated August 1, 2018, as supplemented (the “SAI”), and must be preceded or accompanied by the SAI.  All changes described herein are effective after the close of business on March 22, 2019.  Remember to review the SAI for other important information. Capitalized terms not defined herein are as defined in the SAI.

At a meeting held on December 12, 2018, for each series of Pacific Funds Series Trust (the “Trust”) that offers Class R shares (each a “Fund”), the Board of Trustees of the Trust approved the automatic conversion of each Fund’s Class R shares into Class A shares of the same Fund, and the concurrent termination of each Fund’s Class R shares as described in the supplement dated December 13, 2018 to the Pacific Funds Prospectus for Class A, Class B, Class C, Class I, Class R and Advisor Class Shares dated August 1, 2018.  The conversion and termination are expected to occur after the close of business on March 22, 2019.  As a result, all references and information in the SAI regarding Class R shares will be deleted after the close of business on March 22, 2019.  No further notification regarding the conversion of Class R shares to Class A shares and the termination of Class R shares will be sent.